UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________________________________________________

SCHEDULE 14A
(Rule 14a-101)

_________________________________________________________

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the registrant ☒	Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Texas Pacific Land Trust
(Name of registrant as specified in its charter)

Payment of the filing fee (check the appropriate box):

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TEXAS PACIFIC LAND TRUST

1700 Pacific Avenue
Suite 2770
Dallas, Texas 75201

April 8, 2019

Dear Sub-share Certificate Holders of Texas Pacific Land Trust:

You are cordially invited to attend a special meeting of holders of Sub-share Certificates of Proprietary Interest, par value of $0.03-1/3 (“Holders” of “Sub-share Certificates”), which will be held in Room 20502 of the offices of Sidley Austin LLP at 2021 McKinney Avenue, Suite 2000, Dallas, TX 75201 on Wednesday, May 22, 2019, at 10:00 a.m., Central Time (including any adjournments or postponements thereof, the “Special Meeting”). Official notice of the Special Meeting, proxy statement (including all appendices attached hereto, the “Proxy Statement”) and form of BLUE Proxy Card are enclosed with this letter. The purpose of the Special Meeting is to elect a Trustee to the Texas Pacific Land Trust to succeed Mr. Maurice Meyer, III (“Mr. Meyer”), who retired as Trustee on February 25, 2019 for health reasons and passed away on March 24, 2019.

Pursuant to the Trust’s Declaration of Trust, the Trustees of Texas Pacific Land Trust (the “Trustees”) serve, once elected, until their death, resignation or disqualification. After considering the direction and future needs of the Trust, we have selected as candidate for successor Trustee four-star General Donald G. Cook, USAF (Retired) (“General Cook”) and are pleased to have secured his consent to nomination for your election.

Your vote for General Cook is especially important because SoftVest, L.P. (“SoftVest”) has notified us of its intent to nominate its own principal, Eric L. Oliver (“Mr. Oliver”), as a trustee candidate at the Special Meeting in opposition to General Cook and, together with Horizon Kinetics LLC, Tessler Family Limited Partnership and ART-FGT Family Partners Limited, solicit proxies for the nomination of Mr. Oliver. The Trustees do not endorse Mr. Oliver and unanimously recommend that you vote “FOR” the election of General Cook on the enclosed BLUE proxy card. Please do not send back the WHITE proxy card, even to vote against Mr. Oliver, as doing so will cancel out your vote for General Cook on the BLUE proxy card.

We strongly urge you to read the Proxy Statement carefully and vote “FOR” General Cook by using the BLUE proxy card. If you have previously voted using the WHITE proxy card sent to you by SoftVest, you can revoke your vote by using the BLUE proxy card to vote. Only your latest-dated vote will count — any prior proxy card may be revoked at any time prior to the closing of the polls at the Special Meeting.

We look forward to personally greeting those of you who will be able to attend the Special Meeting in person. Regardless of whether you plan to join us at the Special Meeting, it is important that your voice be heard. Accordingly, we request that you vote in advance of the Special Meeting by signing, dating and returning the BLUE proxy card in the enclosed postage-paid envelope or vote by telephone or Internet by following the instructions on the enclosed BLUE proxy card. If you have previously voted using a WHITE proxy card sent to you by SoftVest, you can subsequently revoke that proxy by following the instructions on the enclosed BLUE proxy card. Only your latest-dated proxy will count.

If you have any questions or require any assistance, please contact our proxy solicitor using the following contact information:

MacKenzie Partners
1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

Very truly yours,

John R. Norris, III	David E. Barry
Trustee	Trustee

TEXAS PACIFIC LAND TRUST

NOTICE OF SPECIAL MEETING OF HOLDERS OF

SUB-SHARE CERTIFICATES OF PROPRIETARY INTEREST

Notice is hereby given that, due to the resignation of Mr. Maurice Meyer, III, one of the trustees under the Declaration of Trust (the “Trustees”), in accordance with the Declaration of Trust, the Trustees have called a special meeting of holders of Sub-share Certificates of Proprietary Interest, par value of $0.03-1/3 (“Holders” of “Sub-share Certificates”) of Texas Pacific Land Trust (including any consolidated subsidiaries thereof, the “Trust,” “Texas Pacific,” “we,” “us” or “our”) to be held on May 22, 2019 at 10:00 a.m. Central Time in Room 20502 of the offices of Sidley Austin LLP at 2021 McKinney Avenue, Suite 2000, Dallas, TX 75201 (the “Special Meeting”), for the following purposes:

1.      to elect a Trustee to fill the vacancy left by Mr. Maurice Meyer III; and

2.      to transact any other business that may properly come before the Special Meeting.

Notice of the Special Meeting will be published as required by the Declaration of Trust. The record date for determining Holders entitled to notice of or to vote at the Special Meeting was March 28, 2019. Therefore, only Holders whose names have been registered as of March 28, 2019, will be entitled to vote.

The accompanying proxy statement (including all appendices attached thereto, the “Proxy Statement”) provides detailed information about the matters to be considered at the Special Meeting. As you may know, SoftVest, L.P. (“SoftVest”) has notified the Trust of its intent to nominate its own principal, Eric L. Oliver (“Mr. Oliver”), as a trustee candidate at the Special Meeting in opposition to the Trustees’ nominee, General Cook. The Trustees do NOT endorse Mr. Oliver and unanimously recommend that you vote “FOR” the election of General Cook on the BLUE proxy card.

You may receive proxy solicitation materials from SoftVest. The Trust is not responsible for the accuracy of any information provided by or relating to SoftVest or its nominee contained in solicitation materials filed or disseminated by or on behalf of SoftVest or any other statements that SoftVest may make. The Trustees do NOT endorse the SoftVest nominee and strongly recommend that you NOT sign or return any WHITE proxy card sent to you by SoftVest. If you have previously voted using a WHITE proxy card sent to you by SoftVest, you can subsequently revoke that proxy by following the instructions on the enclosed BLUE proxy card. Only your latest-dated proxy will count.

THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING “FOR” THE ELECTION OF GENERAL COOK UNDER PROPOSAL 1 USING THE ENCLOSED BLUE PROXY CARD. THE TRUSTEES URGE YOU NOT TO SIGN, RETURN OR VOTE ANY WHITE PROXY CARD SENT TO YOU BY SOFTVEST.

To ensure that your Sub-share Certificates are represented at the Special Meeting, we urge you to date, sign and return the BLUE proxy card in the enclosed postage-paid envelope, or vote by telephone or the Internet as instructed on the BLUE proxy card, whether or not you plan to attend the Special Meeting. You can revoke your proxy at any time prior to the closing of the polls at the Special Meeting.

All persons attending the Special Meeting will be required to present a current form of government-issued picture identification. If you are a holder of record and attend the Special Meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your Sub-share Certificates in “street name” and wish to attend the Special Meeting and vote in person, you must provide a “legal proxy” from your bank, broker or other nominee or the voting instruction form mailed to you by your bank, broker or other nominee.

If you have any questions or require any assistance with voting your Sub-share Certificates, please contact our proxy solicitor:

1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

Thank you for your continued support.

On behalf of the Trustees,

John R. Norris, III

David E. Barry

Trustees

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Trust’s Notice of Special Meeting of Holders of Sub-share Certificates of Proprietary Interest and Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available free of charge at www.TPLTrust.com. The Notice of Special Meeting of Holders of Sub-share Certificates of Proprietary Interest and Proxy Statement are first being made available to security holders on or about April 8, 2019.

TEXAS PACIFIC LAND TRUST

PROXY STATEMENT

i

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement (including all appendices attached hereto, this “Proxy Statement”). It does not contain all of the information that you should consider in connection with the matters before the Special Meeting of Holders of Sub-share Certificates of Proprietary Interest (the “Holders”) (including any adjournments or postponements thereof, the “Special Meeting”). Please read the entire Proxy Statement carefully before voting.

THE SPECIAL MEETING
Date	May 22, 2019
Time	10:00 a.m. Central Time
Place	Room 20502 of the offices of Sidley Austin LLP at 2021 McKinney Avenue, Suite 2000, Dallas, TX 75201
Record Date	March 28, 2019
Voting

Holders at the close of business on the record date will be entitled to vote at the Special Meeting. As of the record date for the Special Meeting, 7,756,156 outstanding Sub-share Certificates, par value of $0.03-1/3 (“Sub-share Certificates”), were outstanding and entitled to vote at the Special Meeting. The Sub-share Certificates are entitled to one vote each. A majority of these Sub-share Certificates present in person or represented by proxy at the Special Meeting will constitute a quorum for the transaction of business. For more information on voting, attending the Special Meeting and other meeting information, please see “Information about the Special Meeting” on page 2 of this Proxy Statement.

YOUR VOTE IS VERY IMPORTANT. To ensure that your Sub-share Certificates are represented at the Special Meeting, we urge you to date, sign and return the enclosed BLUE proxy card promptly in the enclosed postage-paid envelope, or vote by telephone or the Internet as instructed on the BLUE proxy card, whether or not you plan to attend the Special Meeting. You can revoke your proxy at any time prior to the closing of the polls at the Special Meeting. If your bank, broker or other nominee is the holder of record of your Sub-share Certificates (i.e., your Sub-share Certificates are held in “street name”), you will receive a BLUE voting instruction form from such holder of record. You must follow the instructions on the BLUE voting instruction form in order for your Sub-share Certificates to be voted. We urge you to instruct your bank, broker or other nominee, by following those instructions, to vote your Sub-share Certificates in accordance with the recommendations of the Trustees (as defined below) on the BLUE voting instruction form.

AGENDA AND TRUSTEES’ RECOMMENDATION

		Unanimous Trustee Recommendation	See Page
Proposal 1	Election of Trustee	FOR General Cook	12

This Proxy Statement and the accompanying BLUE proxy card are furnished in connection with the solicitation of proxies by Messrs. John R. Norris III and David E. Barry, the Trustees under Texas Pacific’s Declaration of Trust dated February 1, 1888 (together, the “Trustees”), for use at the Special Meeting. This Proxy Statement, the accompanying Notice of the Special Meeting of Holders of Sub-share Certificates and the enclosed BLUE proxy card are first being mailed to holders of record of Sub-share Certificates, on or about April 8, 2019. References in this Proxy Statement to “Texas Pacific,” the “Trust,” “we,” “us,” “our” and similar terms refer to Texas Pacific Land Trust.

INFORMATION ABOUT THE SPECIAL MEETING

1.      Who is soliciting my vote?

In this Proxy Statement, the Trustees are soliciting your vote on the matters before the Special Meeting. For more information on the participants in the solicitation, please see “Participants in the Trust’s Solicitation” on page 27 of this Proxy Statement.

2.      Who is SoftVest?

SoftVest, L.P. (“SoftVest”) has notified the Trust of its intent to nominate its own principal, Eric L. Oliver (“Mr. Oliver”), as a trustee candidate for election at the Special Meeting in opposition to the trustee candidate nominated by your Trustees. You may receive proxy solicitation materials from SoftVest. The Trust is not responsible for the accuracy of any information provided by or relating to SoftVest or its nominee contained in proxy materials filed or disseminated by or on behalf of SoftVest or any other statements that SoftVest may make.

The Trustees do not endorse SoftVest’s nominee and unanimously recommend that you vote “FOR” the election of General Donald G. Cook, USAF (Retired) (“General Cook”) on the enclosed BLUE proxy card. The Trustees strongly urge you not to sign or return any WHITE proxy card sent to you by SoftVest. Voting “against” SoftVest’s nominee on a WHITE proxy card sent to you by SoftVest is not the same as voting for the Trustees’ nominee because a vote “against” SoftVest’s nominee on SoftVest’s WHITE proxy card will revoke any BLUE proxy card you may have previously submitted. To support the Trustees’ nominee, you should vote “FOR” General Cook on the BLUE proxy card, and disregard, and not return, any WHITE proxy card sent to you by SoftVest. If you have previously voted using a WHITE proxy card sent to you by SoftVest, you can subsequently revoke that vote by signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided, or by following the instructions on the BLUE proxy card to vote by telephone or by Internet. Please do NOT send back the WHITE proxy card, even to vote “against” SoftVest’s nominee, as doing so will revoke any prior vote you may have returned for General Cook on the BLUE proxy card. Only your latest-dated proxy will count. Any proxy may be revoked at any time prior to the closing of the polls at the Special Meeting as described in this Proxy Statement.

3.      Who can vote at the Special Meeting?

The record date for determining Holders entitled to notice of and to vote at the Special Meeting is March 28, 2019. Therefore, only Holders whose names have been registered as of March 28, 2019, will be entitled to vote. As of the close of business on the record date for the Special Meeting, there were 7,756,156 Sub-share Certificates outstanding and entitled to vote at the Special Meeting. The Sub-share Certificates are entitled to one vote each.

4.      How many votes do I have?

You have one vote for each Sub-share Certificate that you owned at the close of business on the record date. These Sub-share Certificates include Sub-share Certificates held by you as a “shareholder of record” and as a “beneficial owner”.

5.      What is the difference between holding Sub-share Certificates as a “shareholder of record” and as a “beneficial owner”?

If your Sub-share Certificates are registered directly in your name with our transfer agent, you are considered the shareholder of record or “registered shareholder” of those Sub-share Certificates, and the proxy materials are being sent directly to you.

Most Holders hold their Sub-share Certificates beneficially through a bank, broker or other nominee rather than of record directly in their own name. If your Sub-share Certificates are held by a bank, broker or other nominee, you are considered the beneficial owner of the Sub-share Certificates held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the shareholder of record of those Sub-share Certificates. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your Sub-share Certificates and you are also invited to attend the Special Meeting. Your bank, broker or other nominee has enclosed a BLUE voting instruction form for you to use in directing your bank, broker or other nominee as to how to vote your Sub-share Certificates. You must follow these instructions in order for your Sub-share Certificates to be voted. Your bank, broker or other nominee is required to vote your Sub-share Certificates in accordance with your instructions. Due to the contested nature of this election, if you do not give instructions to your bank, broker or other nominee, such nominee will not be able to vote your Sub-share Certificates with respect to the election of the Trustee. We urge you to instruct your bank, broker or other nominee by following the instructions on the enclosed BLUE voting instruction form, to vote your Sub-share Certificates in accordance with the Trustees’ recommendations on the BLUE voting instruction form.

6.      What is a proxy?

A proxy is your legal designation of another person to vote the Sub-share Certificates you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated John R. Norris, III and David E. Barry as proxies for the Special Meeting.

7.      How can I vote my Sub-share Certificates?

Shareholders of Record. Holders of record may vote their Sub-share Certificates or submit a proxy to have their Sub-share Certificates voted by one of the following methods:

•        By Internet — Log on through the Internet at www.fcrvote.com/TPL and follow the instructions at that site.

•        By Telephone — Call 1-866-249-5130 (toll charges may apply for calls made from outside the United States) and follow the instructions provided.

•        By Mail — You may submit your proxy by signing, dating and returning your BLUE proxy card in the enclosed postage-paid envelope.

•        In Person — You may attend the Special Meeting and vote in person by completing a ballot. Attending the Special Meeting without completing a ballot will not count as a vote. If you choose to vote in person, you must bring proof of identification to the Special Meeting. You are encouraged to sign, date and return the BLUE proxy card in the enclosed postage-paid envelope regardless of whether or not you plan to attend the Special Meeting.

Beneficial Owners. If you are the beneficial owner of your Sub-share Certificates (i.e., you hold your Sub-share Certificates in “street name” through an intermediary such as a bank, broker or other nominee), please refer to the instructions on the enclosed BLUE voting instruction form to instruct your bank, broker or other nominee as to how to vote your Sub-share Certificates or submit a proxy to have your Sub-share Certificates voted.

Due to the contested nature of this election, your vote is extremely important. Your bank, broker or other nominee will not be able to vote your Sub-share Certificates at the Special Meeting unless you provide them instructions on how to vote your Sub-share Certificates. You should instruct your bank, broker or other nominee how to vote your Sub-share Certificates by following the directions provided by your bank, broker or other nominee. Alternatively, you may obtain a “legal proxy” from your bank, broker or other nominee and bring it with you to hand in with a ballot in order to be able to vote your Sub-share Certificates at the Special Meeting. If you choose to vote at the Special Meeting, you must bring the following: (a) proof of identification and (b) a signed “legal proxy” from the shareholder of record (i.e., your bank, broker or other nominee) giving you the right to vote the stock.

8.      How will Sub-share Certificates be voted by the BLUE proxy card?

The Sub-share Certificates represented by any proxy card that is properly executed and received by the Trust prior to or at the Special Meeting will be voted in accordance with the specifications made thereon. Where a choice has been specified on the BLUE proxy card with respect to the proposals, the Sub-share Certificates represented by the BLUE proxy card will be voted in accordance with the specifications. If you return a validly executed BLUE proxy card without indicating how your Sub-share Certificates should be voted and you do not revoke your proxy, your proxy will be voted “FOR” the election of the trustee nominee recommended by the Trustees as set forth on the BLUE proxy card.

The Trustees are not aware of any matters that are expected to come before the Special Meeting other than the election of a trustee as described in this Proxy Statement. If any other matter should be presented at the Special Meeting upon which a vote may be properly taken, Sub-share Certificates represented by all BLUE proxy cards received by the Trust will be voted with respect thereto at the discretion of the persons named as proxies in the enclosed BLUE proxy card.

9.      What if I receive more than one BLUE proxy card or set of proxy materials from the Trust?

If your Sub-share Certificates are held in more than one account, you will receive more than one BLUE proxy card and, in that case, you can and are urged to vote all of your Sub-share Certificates by signing, dating and returning all BLUE proxy cards you receive from the Trust in the enclosed postage-paid envelope. If you choose to vote by phone or via the Internet, please vote once for each BLUE proxy card you receive to ensure that all of your Sub-share Certificates are voted. Only your latest-dated proxy for each account will count.

If SoftVest proceeds with its previously announced proxy solicitation for its own nominee, the Trust will likely conduct multiple mailings prior to the Special Meeting date to ensure Holders have the Trust’s latest information and materials to vote. The Trust will send you a new BLUE proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every BLUE proxy card you receive. The latest-dated proxy you submit will be counted, and, if you wish to vote as recommended by the Trustees, then you should only submit a BLUE proxy card.

10.    What should I do if I receive a WHITE proxy card or other proxy materials from SoftVest?

SoftVest has notified the Trust of its intent to nominate a trustee candidate for election at the Special Meeting in opposition to the trustee candidate recommended by your Trustees. You may receive proxy solicitation materials from SoftVest. The Trust is not responsible for the accuracy of any information provided by or relating to SoftVest or its nominee contained in proxy materials filed or disseminated by or on behalf of SoftVest or any other statements that SoftVest may make.

The Trustees do not endorse SoftVest’s nominee and unanimously recommend that you vote “FOR” the election of the nominee proposed by the Trustees on your BLUE proxy card. The Trustees strongly urge you not to sign or return any WHITE proxy card sent to you by SoftVest. Voting “against” with respect to SoftVest’s nominee on a WHITE proxy card sent to you by SoftVest is not the same as voting “for” the Trustees’ nominee because a vote “against” SoftVest’s nominee on its WHITE proxy card will revoke any BLUE proxy card you may have previously submitted. To support the Trustees’ nominee, you should vote “FOR” the Trustees’ nominee on the BLUE proxy card and disregard, and not return, any WHITE proxy card sent to you by SoftVest. If you have previously voted using a proxy card sent to you by SoftVest, you can subsequently revoke that vote by signing, dating and returning the enclosed BLUE proxy card in the enclosed postage-paid envelope, or by following the instructions on the BLUE proxy card to vote by telephone or by Internet. Only your latest-dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Special Meeting as described in this Proxy Statement.

If you have any questions or need assistance voting, please contact MacKenzie Partners, Inc. (“MacKenzie”), our proxy solicitor assisting us in connection with the Special Meeting. Holders may call toll-free at (800) 322-2885. Banks and brokers may call collect at (212) 929-5500.

11.    Can I revoke my proxy and/or change my vote?

Yes. You can revoke your proxy and/or change your vote at any time prior to the closing of the polls at the Special Meeting. Only your latest-dated proxy will count.

A shareholder of record who has previously properly executed and delivered a proxy may revoke such proxy at any time prior to the closing of the polls at the Special Meeting in any of the four following ways:

•        Timely date, sign and return a new proxy card bearing a later date;

•        Vote on a later date by using the telephone or Internet;

•        Deliver a written notice to our Secretary prior to the closing of the polls at the Special Meeting stating that your proxy is revoked; or

•        Attend the Special Meeting and vote in person.

If your Sub-share Certificates are held of record by a bank, broker or other nominee, and you desire to vote at the Special Meeting, you may revoke your proxy or change your vote by submitting new voting instructions to your nominee in accordance with such nominee’s procedures.

If you have previously submitted a WHITE proxy card sent to you by SoftVest, you may change your vote by completing and returning the BLUE proxy card in the enclosed postage pre-paid envelope, or by voting by telephone or by Internet by following the instructions on the BLUE proxy card. Please note that submitting a WHITE proxy card sent to you by SoftVest will revoke votes you have previously made via the Trust’s BLUE proxy card. Voting “against” SoftVest’s nominee on a WHITE proxy card sent to you by SoftVest is not the same as voting “for” the Trustees’ nominee because a vote “against” SoftVest’s nominee on its WHITE proxy card will revoke any BLUE proxy you may have previously submitted.

12.    How do I attend the Special Meeting?

Only Holders or their duly authorized proxies may attend the Special Meeting. Proof of ownership of our Sub-share Certificates must be presented in order to be admitted to the Special Meeting. If your Sub-share Certificates are held in the name of a bank, broker or other nominee and you plan to attend the Special Meeting in person, you must bring proof of ownership, such as a legal proxy, your brokerage statement, the proxy card mailed to you by your bank, broker or other nominee as of the record date to be admitted to the Special Meeting.

Cameras, recording equipment, electronic devices or packages will not be permitted in the Special Meeting. The use of mobile phones during the Special Meeting will also be prohibited. The Trustees may adopt and disseminate additional rules of procedure for the conduct of voting at the Special Meeting. You must present a valid government-issued picture identification, such as a driver’s license or passport, to be admitted to the Special Meeting. For directions to the Special Meeting, please call (214) 969-5530.

13.    Where is the Special Meeting going to be held?

The Special Meeting will be held in Room 20502 of the offices of Sidley Austin LLP at 2021 McKinney Avenue, Suite 2000, Dallas, TX 75201.

14.    Will my Sub-share Certificates be voted if I do nothing?

No. If your Sub-share Certificates are registered in your name, you must sign, date and return a proxy card in order for your Sub-share Certificates to be voted, unless you vote via telephone or the Internet, or vote in person at the Special Meeting.

Due to the contested nature of this election, your vote is extremely important. If your Sub-share Certificates are held in “street name” (i.e., held for your account by a bank, broker or other nominee) and you do not instruct your bank, broker or other nominee how to vote your Sub-share Certificates, then your bank, broker or other nominee will not have discretionary authority to vote your Sub-share Certificates on those proposals because all of the proposals for the Special Meeting may be considered “non-routine matters”. We strongly encourage you to instruct your bank, broker or other nominee to vote your Sub-share Certificates by following the instructions provided on the BLUE voting instruction form provided to you by your nominee.

YOUR VOTE IS VERY IMPORTANT. To ensure that your Sub-share Certificates are represented at the Special Meeting, we urge you to date, sign and return the enclosed BLUE proxy card in the enclosed postage-paid envelope, or vote by telephone or the Internet as instructed on the BLUE proxy card, whether or not you plan to attend the Special Meeting. You can revoke your proxy at any time prior to the closing of the polls at the Special Meeting. If your bank, broker or other nominee is the holder of record of your Sub-share Certificates (i.e., your Sub-share Certificates are held in “street name”), you will receive a BLUE voting instruction form from such nominee. You must follow these instructions in order for your Sub-share Certificates to be voted. Your nominee is required to vote those Sub-share Certificates in accordance with your instructions. If you do not give instructions to your nominee, your nominee will not be able to vote your Sub-share Certificates with respect to the election of the Trustee. We urge you to instruct your bank, broker or other nominee, by following the instructions on the enclosed BLUE voting instruction form, to vote your Sub-share Certificates in accordance with the Trustees’ recommendations on the BLUE voting instruction form.

15.    What constitutes a quorum?

For purposes of the Special Meeting, there will be a quorum if the Holders of a majority of the outstanding Sub-share Certificates are present in person or by proxy. Votes withheld and abstentions will be counted for purposes of determining whether a quorum is present at the Special Meeting. In the absence of a quorum, the Trustees may adjourn the Special Meeting.

16.    What vote is required to approve each matter and how are the voting results determined?

Vote Required for Election
Proposal 1: Election of Trustee	The trustee will be elected by the Holders of a majority of Sub-share Certificates present in person or by proxy

A majority of the votes cast by the Sub-share Certificates present in person or represented by proxy at the Special Meeting is required for the election of a trustee nominee. This means that, in order to be elected, votes “for” the Trust’s nominee must constitute a majority of the Sub-share Certificates present in person or represented by proxy at the Special Meeting.

17.    How are votes counted?

You may vote “for” or “against” the Trustees’ nominee, or you may “abstain” from voting. However, if you mark the proxy card “abstain” with respect to the election of a trustee nominee, your vote will have the same effect as an “against” vote because the election requires a majority of the votes cast by the Sub-share Certificates present in person or represented by proxy at the Special Meeting. Because there are no routine matters on the agenda that brokers may vote uninstructed shares on, it is expected that there will be no broker “non-votes” at the Special Meeting.

18.    What is the effect of abstentions and broker non-votes?

If you mark the proxy card “abstain” with respect to the election of a trustee nominee, your vote will have the same effect as an “against” vote because the election requires a majority of the votes cast by the Sub-share Certificates present in person or represented by proxy at the Special Meeting. Because there are no routine matters on the agenda that brokers may vote uninstructed shares on, it is expected that there will be no broker “non-votes” at the Special Meeting.

19.    How do I find out the results of the vote?

The voting of proxies will be tabulated by an independent inspector of election. The inspector of election will be present at the Special Meeting in order to tabulate the voting of any proxies returned and ballots cast prior to the closing of the polls at the Special Meeting.

We are required to report preliminary results on a Current Report on Form 8-K within four business days of the Special Meeting. We will report final results once certified by the independent inspector of elections as soon as practicable on a Current Report on Form 8-K. You can access any Current Report on Form 8-K and all other reports we file with the Securities and Exchange Commission (the “SEC”) at our website at www.TPLTrust.com or at the SEC’s website at www.sec.gov. The information provided on these websites is for informational purposes only and is not incorporated by reference into this Proxy Statement.

20.    Am I entitled to appraisal or dissenters’ rights with respect to any proposal presented in this Proxy Statement?

No. Under applicable law, shareholders are not entitled to appraisal or dissenters’ rights with respect to any proposal presented in this Proxy Statement.

21.    Who do I contact if I have questions about the Special Meeting?

If you have any questions or require any assistance with voting your Sub-share Certificates, please contact our proxy solicitor:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

Holders of Sub-share Certificates may contact the Trustees by the following means:

Mail:	Texas Pacific Land Trust
1700 Pacific Avenue, Suite 2770
Dallas, TX 75201
Phone:	(214) 969-5530
Email:	robert@tpltrust.com

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Trust will initially receive and process communication before forwarding them to the addressee. The Trust generally will not forward a communication to the Trustees if it determines such communication to be primarily commercial in nature, relating to an improper or irrelevant topic, or if such communication requests general information about the Trust.

Background to the Solicitation

•        On March 8, 2016, Horizon Kinetics LLC (“Horizon”), Kinetics Asset Management, LLC (“Kinetics”), Horizon Asset Management LLC (“HAM”) and Kinetics Advisors, LLC (“Horizon Advisors” and, together with Horizon, Kinetics and HAM, “Horizon Kinetics”) filed a Schedule 13D (the “Horizon Schedule 13D”) with the SEC, disclosing ownership of 20.3% of the outstanding Sub-share Certificates and indicating that the Sub-share Certificates were purchased for investment purposes only.

•        On June 29, 2016, SoftVest and ART-FGT Family Partners Limited (“ART-FGT”) submitted a restructuring proposal to the Trust, which proposal contemplated converting the Trust into a master limited partnership (the “MLP Proposal”).

•        On September 29, 2016, the Trust provided a written response to SoftVest regarding the MLP Proposal.

•        On October 25, 2016, SoftVest and ART-FGT submitted a second restructuring proposal to the Trust, revising the MLP Proposal.

•        On November 16, 2016, trustee David E. Barry (“Mr. Barry”) met with Allan R. Tessler (“Mr. Tessler”) in Naples, Florida.

•        On December 8, 2016, Horizon Kinetics filed Amendment No. 1 to the Horizon Schedule 13D with the SEC, disclosing ownership of 21.4% of the outstanding Sub-share Certificates and again indicating that the Sub-share Certificates were purchased for investment purposes only.

•        On December 15, 2016, SoftVest and ART-FGT submitted a third restructuring proposal to the Trust, which proposal contemplated converting the Trust into a corporation and, thereafter, possibly into a master limited partnership (“MLP”).

•        On December 19, 2016, the Trust’s General Agent and Chief Financial Officer, Robert J. Packer (“Mr. Packer”), sent a letter to SoftVest and ART-FGT stating that the third restructuring proposal was under review.

•        On June 2, 2017, Kelley Drye & Warren LLP, on behalf of the Trust, responded to Gibson Dunn & Crutcher LLP, legal counsel to SoftVest and ART-FGT, regarding the third proposal.

•        On June 14, 2017, the Trustees and officers met John Goff (“Mr. Goff”) and his representative.

•        On July 10, 2017, Mr. Packer and Stifel met Mr. Oliver and a representative of Goff Capital Partners in person, and Mr. Goff dialed in on a conference call.

•        On August 16, 2017, Horizon Kinetics filed Amendment No. 2 to the Horizon Schedule 13D with the SEC, disclosing ownership of 22.5% of the outstanding Sub-share Certificates and again indicating that the Sub-share Certificates were purchased for investment purposes only.

•        On September 15, 2017, a large global law firm provided a memo to the Trust indicating the negative tax implications of the converting to an MLP.

•        On October 24, 2017, after the Trust’s careful review and deliberation with external advisors of the proposals submitted to the Trust by SoftVest and ART-FGT, the Trust sent a letter to Mr. Oliver detailing that the Trust had completed its review of the various proposed structures and had determined that it was not in the best interests of the Trust and its Holders to undertake any of the suggested restructuring proposals, primarily due to the prohibitive tax cost of such a transition and the uncertainty of the desired tax treatment, among other considerations as so determined by the Trustees.

•        On November 14, 2017, Stifel indicated it recommended against converting the Trust to the MLP structure contemplated by the MLP Proposal, and the Trust accepted this recommendation.

•        On July 23, 2018, Horizon Kinetics filed Amendment No. 3 to the Horizon Schedule 13D with the SEC, disclosing ownership of 23.5% of the outstanding Sub-share Certificates and again indicating that the Sub-share Certificates were purchased for investment purposes only.

•        On November 28, 2018, Mr. Tessler called Mr. Barry to discuss a possible acquisition of the Trust by a certain oil and gas company. In January 2019, Mr. Barry notified Mr. Tessler that he would be willing to meet with this company, but Mr. Tessler did not respond.

•        On January 22, 2019, Mr. Tessler sent an email to Mr. Barry regarding a potential transaction between the Trust and a different oil and gas company than the one discussed on November 28, 2018.

•        On February 25, 2019, Maurice Meyer, III (“Mr. Meyer”) resigned as Trustee and as Chairman of the Trustees for medical reasons.

•        On February 26, 2019, Mr. Tessler spoke with Mr. Barry and suggested Mr. Oliver as a nominee to replace Mr. Meyer following the resignation of Mr. Meyer on February 25, 2019 due to sudden health concerns.

•        On February 28, 2019, Mr. Oliver delivered his résumé to Mr. Packer, and the Trustees reviewed Mr. Oliver’s qualifications to serve as a candidate for Trustee for election at the Special Meeting.

•        On March 4, 2019, Mr. Barry notified Mr. Oliver of the Trust’s intention to nominate Preston Young as a candidate for Trustee for election at the Special Meeting.

•        On March 6, 2019, Mr. Barry spoke with Murray Stahl, CEO and Chairman of the board of Horizon Kinetics (“Mr. Stahl”). Mr. Stahl indicated that he was pleased with the performance of the Trust and proposed the formation of an advisory board of shareholders. Mr. Barry indicated that the Trustees would seriously consider this proposal.

•        On March 7, 2019, Mr. Barry spoke with Mr. Oliver and planned a meeting for March 25, 2019 with Mr. Norris to discuss Mr. Oliver’s perspectives as a shareholder of the Trust.

•        On March 15, 2019, without any prior communication to the Trustees, SoftVest and ART-FGT filed a Schedule 13D (the “SoftVest Schedule 13D”) with the SEC, disclosing that SoftVest intended to nominate Mr. Oliver for election as a Trustee at the Special Meeting. The SoftVest Schedule 13D also disclosed that SoftVest, Horizon, Tessler Family Limited Partnership (“Tessler Family”) and ART-FGT entered into a cooperation agreement on March 15, 2019, which requires each group member to vote all of its Sub-share Certificates in favor of Mr. Oliver and provides for certain procedural actions and matters (the “Cooperation Agreement”).

•        Also on March 15, 2019, Horizon Kinetics filed Amendment No. 4 to the Horizon Schedule 13D with the SEC disclosing a change of investment intent by indicating that it will engage with the Trustees and other representatives of the Trust, investors and other industry participants to discuss Horizon Kinetics’ plans for the Trust in order to “maximize the value of TPL,” including (1) the conversion of the Trust into a Delaware corporation, (2) changing the team running the Trust’s new water business, (3) a potential separation or sale of the water business to a third party with a retained royalty, and (4) the election of Mr. Oliver as a Trustee of the Trust.

•        On March 18, 2019, Tyler Glover, General Agent, Secretary and CEO of the Trust (“Mr. Glover”) and Robert Packer, General Agent and CFO of the Trust (“Mr. Packer”) spoke with Mr. Stahl, who reiterated his view that he was pleased with the performance of the Trust.

•        Also on March 18, 2019, Horizon Kinetics filed Amendment No. 4/A to correct a typo under Item 4 with respect to the date on which Horizon Kinetic’s investment intent changed from passive to active.

•        On March 19, 2019, SoftVest delivered to the Trust a formal notice of its intent to nominate Mr. Oliver for election as a Trustee of the Trust at the Special Meeting (the “Nomination Notice”). Such Nomination Notice was dated March 15, 2019, four days prior to its actual delivery to the Trust. Following receipt of the Nomination Notice, the Trustees engaged Spencer Stuart, one of the world’s leading global executive and board director search firms, and began a process in which they considered more than 15 candidates that Spencer Stuart identified as an alternate to the candidate originally chosen.

•        On March 20, 2019, Mr. Glover and Mr. Packer engaged in a telephone conversation with Mr. Stahl during which Mr. Stahl indicated that he was pleased with the Trust’s performance but wanted the Trust to review certain corporate governance policies.

•        On March 25, 2019, the Trust filed a Current Report on Form 8-K confirming the Trust’s receipt of the Nomination Notice and postponement of the Special Meeting, which was originally scheduled to be held on May 8, 2019, until May 22, 2019, in order to provide the Trustees with sufficient time to consider the Nomination Notice and give shareholders the opportunity to fully consider the changed circumstances in order to make an informed voting decision.

•        Also on March 25, 2019, SoftVest, SoftVest Advisors LLC, Mr. Oliver, Horizon, Tessler Family, Mr. Tessler and ART-FGT filed a preliminary proxy statement with the SEC.

•        On March 27, 2019, Mr. Glover and Mr. Packer engaged in a telephone conversation with Mr. Stahl in which Mr. Glover and Mr. Packer offered to identify a mutually agreeable compromise candidate. Mr. Stahl stated that he would be open to this concept.

•        On March 28, 2019, the Trust filed a preliminary proxy statement with the SEC.

•        Also on March 28, 2019, Mr. Packer received a telephone call from Jay Kesslen, General Counsel of Horizon (“Mr. Kesslen”), requesting that the Trust have a conversation with Mr. Oliver.

•        On April 1, 2019, Mr. Packer contacted Mr. Oliver to arrange a telephone call between Mr. Oliver and the Trustees on April 2, 2019.

•        On April 2, 2019, the Trustees had a telephone call with Mr. Oliver during which the parties discussed Mr. Oliver’s intention to be elected as Trustee, as well as related matters.

•        On April 5, 2019, SoftVest, SoftVest Advisors LLC, Mr. Oliver, Horizon, Tessler Family, Mr. Tessler and ART-FGT filed amendment number one to their preliminary proxy statement with the SEC.

•        Also on April 5, 2019, the Trustees had a telephone call with Mr. Stahl during which the Trustees offered to find a mutually agreeable compromise candidate to serve as the new Trustee and referenced their list of candidates provided by Spencer Stuart. Mr. Stahl agreed to give such potential compromise candidate prompt consideration.

•        On April 6, 2019, Mr. Packer received an email from Mr. Kesslen, reproduced in full below. In the email, Mr. Stahl reneged on his promise to consider alternative candidates and indicated Horizon Kinetics would not consider any candidates other than Mr. Oliver as the trustee nominee as required by the terms of their Cooperation Agreement, and mistated the Trust’s willingness to proceed with Mr. Young’s nomination at the time:

From: Kesslen, Jay <jkesslen@horizonkinetics.com>
Sent: Saturday, April 06, 2019 3:45 PM
To: Robert Packer <robert@tpltrust.com>
Cc: Eric Oliver <Eric@softvest.com>; Allan R Tessler <atessler@wyom.net>
Subject: Special Meeting

[EXTERNAL]

Mr. Packer,

As you may know, Mr. Barry reached out to Murray Stahl yesterday to indicate that you continue to consider other nominees besides Preston Brown [sic] for election as trustee at next month’s special meeting of shareholders.

We very much welcome your openness to not proceed with Mr. Young’s nomination. However, after discussing this matter further since yesterday’s call, Horizon, ART-FGT and SoftVest are firmly of the view that Eric Oliver is the right candidate to fill the newly created vacancy.

We all remain open to discussions with you on ways to maximize shareholder value. But with the upcoming special meeting, Eric is the only nominee that Horizon, ART-FGT and SoftVest will vote for.

We remain hopeful that you realize the great contributions Eric can make as a trustee of TPL and are confident that he along with Messrs. Barry and Young [sic] will do wonderful things for TPL investors.

Regards,

Jay Kesslen

•        On April 7, 2019, following a thorough review of over 15 alternative candidates identified by outside advisors, including Spencer Stuart, the Trustees chose to nominate General Cook as candidate for Trustee at the Special Meeting. General Cook accepted the nomination immediately.

•        On April 8, 2019, the Trust filed this definitive proxy statement with the SEC soliciting votes from Holders for the election of General Cook as Trustee.

PROPOSAL 1 — ELECTION OF TRUSTEE

The Declaration of Trust provides for three Trustees. Since 2017, these Trustees have been Messrs. Maurice Meyer, III, John R. Norris, III and David E. Barry. The Trustees perform the duties usually performed by members of a board of directors. They hold office until death, resignation or disqualification. Messrs. Norris and Barry are currently the Trustees of the Trust.

Mr. Maurice Meyer, III resigned on February 25, 2019. The Declaration of Trust provides that, in the event of the death, resignation or disqualification of any of the Trustees, a successor trustee shall be elected at a special meeting of the Holders of Sub-share Certificates by a majority in the amount of the Holders of Sub-share Certificates present in person or by proxy at such meeting whose names shall have been registered in the books of the Trustees at least fifteen days before such meeting. In accordance with applicable law, the Trustees have set March 28, 2019, as the date for determining Holders entitled to vote at the Special Meeting. Accordingly, only Holders of Sub-share Certificates whose names are registered as of March 28, 2019 will be entitled to vote at the Special Meeting.

Nominee for Election as Trustee

The Trustees, upon the recommendation of the Nominating, Compensation and Governance Committee, have determined that General Cook meets the Trustees’ standards for trustee qualifications and have nominated him to stand for election as Trustee until his death, resignation or disqualification, pursuant to an indemnification agreement between the Trust and General Cook (the “Indemnification Agreement”). We have provided below a biography for General Cook, including a description of his qualifications, experience, attributes and skills.

The Trustees have determined that General Cook qualifies as “independent” under the New York Stock Exchange (the “NYSE”) corporate governance listing standards. General Cook does not have any family relationship with any Trustee, or executive officer of the Trust, nor has he held any previous position with the Trust. General Cook has consented to be named in this Proxy Statement and to serve as a Trustee, if elected. Proxies may not be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The Trustees are not aware that its nominee will be unwilling or unable to serve as a Trustee. However, if the Trustees’ nominee is withdrawn, unable to serve, or for good cause will not serve, as a Trustee, the Trustees may choose a substitute nominee. If a substitute nominee is designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominee, discloses that such nominee has consented to being named in the amended proxy statement and to serve if elected, and includes certain biographical and other information about such nominee as required by the SEC rules. The persons named as proxies on the Trust’s BLUE proxy card will vote for the Trust’s nominee or substitute nominee as chosen by the Trustees.

In addition to the information set forth below, Appendix A sets forth information relating to the Trustees, the Trustees’ nominee for election as Trustee and certain of the Trust’s officers who are considered “participants” in our solicitation under SEC rules by reason of their position or because they will be soliciting proxies on our behalf.

SoftVest has indicated its intent to nominate a candidate in opposition to the candidate nominated by the Trustees for election at the Special Meeting. The Nominating, Compensation and Governance Committee reviewed SoftVest’s nominee and, based on that review, determined not to recommend SoftVest’s nominee, but rather to recommend the Trustees’ nominee in light of his background, career experience and qualifications, as well as his contribution to the Trustees’ mix of skills and experiences.

The Trustees do not endorse SoftVest’s nominee and unanimously recommend that you vote “FOR” the election of the nominee recommended by the Trustees on your BLUE proxy card. The Trustees strongly urge you not to sign or return any WHITE proxy card sent to you by SoftVest. Voting “against” SoftVest’s nominee on a WHITE proxy card sent to you by SoftVest is not the same as voting for the Trustees’ nominee because a vote “against” SoftVest’s nominee on its WHITE proxy card will revoke any BLUE proxy card you may have previously submitted. To support the Trustees’ nominee, you should vote “FOR” the Trustees’ nominee on the BLUE proxy card and disregard, and not return, any WHITE proxy card sent to you by SoftVest. If you have previously voted using a WHITE proxy card sent to you by SoftVest, you can subsequently revoke that vote by signing, dating and returning the BLUE proxy card in the enclosed postage-paid envelope, or by following the instructions on the BLUE proxy card to vote by telephone or by Internet. Only your latest-dated proxy will count. Any proxy may be revoked at any time prior to the closing of the polls at the Special Meeting as described in this Proxy Statement.

The enclosed BLUE proxy card enables a Holder to vote “for,” “against” or “abstain” from voting as to the trustee nominated by the Trustees. If you vote “abstain,” as opposed to voting “for” such trustee nominee, your Sub-share Certificates are counted in tabulations of the vote cast on proposals presented to shareholders and have the effect of a vote “against” such trustee. Broker non-votes, if any, will not constitute votes cast and will accordingly have no effect on the outcome of the election vote.

YOUR VOTE IS VERY IMPORTANT. To ensure that your Sub-share Certificates are represented at the Special Meeting, we urge you to date, sign and return the BLUE proxy card promptly in the enclosed postage-paid envelope, or vote by telephone or the Internet as instructed on the BLUE proxy card, whether or not you plan to attend the Special Meeting.

The persons named as proxies intend to vote the proxies “FOR” the election of the Trustees’ nominee unless you indicate on the BLUE proxy card to vote “against” the Trustees’ nominee.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE ELECTION OF GENERAL COOK ON THE BLUE PROXY CARD.

Trustee Nominee

GENERAL DONALD G. COOK, USAF (RETIRED)

Independent Trustee Nominee

Age: 72

Business Experience: General Don Cook, 72, is a retired four-star General of the United States Air Force.

General Cook currently serves on the board of Crane Corporation (since 2005), where he chairs the nominating & governance committee and is a member of the compensation and the executive committee, and of Cybernance, Inc. (since 2016). General Cook previously served on the boards of USAA Federal Savings Bank (from 2007 to 2018), U.S. Security Associates Inc., a Goldman Sachs portfolio company (from 2011 to 2018), and Beechcraft LLC, formerly known as Hawker Beechcraft Inc. (from 2007 to 2014). Moreover, General Cook served on the board of Burlington Northern Santa Fe Railroad for almost five years until it was sold to Berkshire Hathaway in 2010 in a transaction valued at $44 billion. He is also consults for Lockheed Martin Corporation. In addition to his extensive corporate governance experience, General Cook has been the Chairman of the San Antonio chapter of the National Association of Corporate Directors (NACD), a group recognized as the authority on leading boardroom practices.

General Cook had numerous additional command and high-level staff assignments during his 36-year career with the Air Force and retired as a four-star General. He commanded a flying training wing and two space wings, the 20th Air Force (the nation’s nuclear Intercontinental Ballistic Missile force), and was Commander of Air Combat Command during Sept. 11. General Cook served as the Chief of the Senate Liaison Office and on the staff of the House Armed Services Committee in the U.S. House of Representatives. Prior to his retirement from the Air Force in August 2005, General Cook’s culminating assignment was Commander, Air Education and Training Command at Randolph Air Force Base in Texas, where he was responsible for executing the $8 billion annual budget to recruit, train and educate Air Force personnel, safely implementing the 500,000 hour annual flying hour program and providing for the leadership, welfare and oversight of 90,000 military and civilian personnel in the command. He was twice awarded the Distinguished Service Medal for exceptional leadership.

General Cook holds a master of business administration (MBA) from Southern Illinois University, as well as a bachelor’s degree from Michigan State University. He is active with several civic organizations in the San Antonio, Texas, community.

Skills and Qualifications: General Cook brings to TPL exemplary leadership and corporate governance skills and the Trust will benefit greatly from his extensive experience.

Incumbent Trustees

JOHN R. NORRIS, III

Independent Trustee

Age: 65

Trustee since: June 2000

Committee(s): Audit Committee; Nominating, Compensation and Governance Committee

Business Experience: Mr. Norris is a member with the law firm Norris & Weber, PLLC (“Norris & Weber”) in Dallas, Texas. Mr. Norris began working with a predecessor firm of Norris & Weber in 1979 and has stayed with the firm throughout the past 40 years. He has been continuously certified as a legal specialist in estate planning and probate law by the Texas Board of Legal Specialization since 1989. In 1995, he was elected as a Fellow of the American College of Trusts and Estate Counsel, a professional association of lawyers throughout the United States who have been recognized as outstanding practitioners in the laws of wills, trusts, estate planning and administration, and related tax planning.

Mr. Norris is a member of the State Bar of Texas and the Dallas Bar Association, where he served as chairman of the Probate, Trust & Estate section in 1995. Mr. Norris was a member of the District 6A Grievance Committee of the State Bar of Texas between 1995 and 2001, serving as its chairperson between 1998 and 2000. Mr. Norris has served as a Trustee of Texas Pacific since 2000.

Mr. Norris attended Washington & Lee University and graduated from the University of Texas with a Bachelors of Business Administration degree in 1976. He then attended Southern Methodist University School of Law and graduated with a juris doctor degree in 1979.

Skills and Qualifications: Mr. Norris’ qualifications to serve as a Trustee include his specialist knowledge of trust law, and extensive background as a practicing attorney in Dallas, Texas. In addition to his 18 years of experience as a Trustee, Mr. Norris advised and represented the Trust on legal matters for more than 17 years prior to his election as a Trustee.

DAVID E. BARRY

Independent Trustee

Age: 73

Trustee since: January 2017

Committee(s): Audit Committee; Nominating, Compensation and Governance Committee

Business Experience: Mr. Barry is President of Tarka Resources, Inc., which is engaged in oil and gas exploration in Texas, Oklahoma and Louisiana. He has served as President of Tarka Resources, Inc. and Tarka, Inc. since 2012 and 2014, respectively, continuing through their merger in 2016.

Mr. Barry practiced real estate, employee benefits and compensation law at the law firm of Kelley Drye & Warren LLP (“Kelley Drye”) from 1969, becoming a partner in 1978, until 2012. Mr. Barry represented Texas Pacific for many years as a partner at Kelley Drye. Beginning in 2007 and then full-time starting in 2012, Mr. Barry worked as President of Sidra Real Estate, Inc., an entity with commercial real estate holdings throughout the United States. Mr. Barry has served as a Trustee of Texas Pacific since 2017.

Mr. Barry is a member of the bar of New York State and a retired member of the bar of the State of Connecticut. He is a graduate of the College of the Holy Cross (B.A., 1966) and a cum laude graduate of Harvard Law School where he obtained his J.D. in 1969.

Skills and Qualifications: Mr. Barry’s qualifications to serve as a Trustee include his legal expertise and knowledge gained over a 49-year career at Kelley Drye, including representing the Trust for many years prior to his election as a Trustee, as well as his experience in commercial real estate including in Texas.

Overview of the Trustees and Committees

The Trust has standing Audit, Pension and Nominating, Compensation and Governance Committees.

The Trustees met formally four times in 2018 (and informally more often). All of the trustees attended at least 75% of those formal meetings, and of the formal meetings of committees (discussed below) on which they served.

Audit Committee

The Trust has a standing Audit Committee, which met formally twice in 2018. The current members of the Audit Committee are Messrs. Norris and Barry. The Audit Committee has adopted a formal written charter (the “Audit Charter”). The Audit Committee is responsible for ensuring that the Trust has adequate internal controls and is required to meet with the Trust’s auditors to review these internal controls and to discuss other financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the auditors. Messrs. Norris and Barry qualify as “independent” within the meaning of the rules of the NYSE. The Audit Charter is available on the Trust’s Internet website at www.TPLTrust.com.

Audit Committee Financial Expert

The Trustees have determined that no current Trustee serving on the Trust’s Audit Committee would meet the requirements of the definition of “audit committee financial expert” set forth in the applicable rules of the SEC. The Audit Committee consists of two independent Trustees who have been determined by the Trustees to be qualified, in their judgment, to monitor the performance of management, the Trust’s internal accounting operations and the independent auditors and to be qualified to monitor the disclosures of the Trust. In addition, the Audit Committee has the ability to retain its own independent accountants, attorneys and other advisors, whenever it deems appropriate, to advise it.

Pension Committee

The Pension Committee met formally once in 2018. The current members of the Pension Committee are Messrs. Norris and Barry. The Pension Committee meets annually to oversee the administration of pension benefits for the employees of the Trust.

Nominating, Compensation and Governance Committee

The Nominating, Compensation and Governance Committee (“Nominating and Compensation Committee”) has been established by the Trustees to assist the Trustees in discharging and performing the duties and responsibilities of the Trustees with respect to corporate governance, management compensation, succession planning and employee benefits. The Nominating and Compensation Committee consists of all of the Trustees and met formally twice in 2018. The current members of the Nominating and Compensation Committee are Messrs. Norris and Barry. Each member qualifies as “independent” within the meaning of the rules of the NYSE. The Nominating and Compensation Committee has adopted a written charter (the “Nominating and Compensation Charter”). The Nominating and Compensation Charter is available on the Trust’s Internet website at www.TPLTrust.com.

The Nominating and Compensation Committee has the sole authority to determine the compensation of the General Agent and Chief Executive Officer and Secretary as well as the General Agent and Chief Financial Officer. The Nominating and Compensation Committee reviews and approves annually the goals and objectives relevant to compensation of the General Agent and Chief Executive Officer and Secretary as well as the General Agent and Chief Financial Officer. The compensation of Tyler Glover, General Agent, Chief Executive Officer and Secretary, and Robert J. Packer, General Agent and Chief Financial Officer, reflects the evaluation of the Nominating and Compensation Committee, with the assistance of outside compensation experts, on each officer’s performance against the goals and objectives of protecting and maintaining the assets of the Trust. Mr. Glover’s and Mr. Packer’s compensation consists of salary and cash bonus.

The Nominating and Compensation Committee reviews and approves, as appropriate, annually the compensation of the other executive officers and reviews compensation of other employees generally.

The Nominating and Compensation Committee obtains recommendations from the General Agents and reviews and approves, as appropriate, specific annual individual awards for officers and the aggregate amount of annual awards under any applicable arrangements, plans, policies and programs.

Policy Regarding Nomination of Trustees

There have been no material changes to the procedures by which security holders may recommend nominees to the Trustees. The Nominating and Compensation Committee is responsible for identifying and evaluating potential trustees in the event that a vacancy arises, determining compensation of the Trustees and the executive officers, and overseeing corporate governance matters.

The Nominating and Compensation Committee will consider any Trustee candidate recommended by Holders of Sub-share Certificates. When there is a vacancy with respect to a Trustee, the Nominating and Compensation Committee identifies individuals who are qualified and available to serve as Trustees and evaluates many factors, including whether such individuals are independent under the rules of the NYSE, the SEC and the Sarbanes-Oxley Act of 2002, and deemed “non-employee” trustees under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Nominating and Compensation Committee recommends to the Trustees such nominees for election as Trustees to fill any vacancies, with the goal of submitting the recommendation to the Holders of Sub-share Certificates. Although there are no specific minimum qualifications that the Nominating and Compensation Committee relies on when evaluating candidates, such candidates should, among other things, be independent and possess high degrees of integrity, honesty and literacy in financial and business matters.

Executive Officers

Name	Age	Position and Offices Held With Registrant	Period During Which Person Has Served in Office
Tyler Glover	34	General Agent, Chief Executive Officer and Secretary

General Agent, Chief Executive Officer and Secretary as of November 5, 2016. Assistant General Agent from December 1, 2014 through November 5, 2016. Mr. Glover had previously served as Field Agent from September 2011 through December 1, 2014.

Robert J. Packer	49	General Agent and Chief Financial Officer	General Agent as of November 5, 2016. Chief Financial Officer as of December 1, 2014. Mr. Packer had previously served as Accounting Supervisor from March 21, 2011 through December 1, 2014.

Mr. Tyler Glover has been General Agent, Chief Executive Officer and Secretary since November 5, 2016. Mr. Robert J. Packer has been General Agent since November 5, 2016, and Chief Financial Officer of the Trust since December 1, 2014. The General Agent, Chief Executive Officer and Secretary as well as the General Agent and Chief Financial Officer hold office until their death, resignation, discharge or retirement pursuant to the Texas Pacific Land Trust Revised Employees’ Pension Plan. No Trustee or executive officer was selected to be an officer pursuant to any arrangement or understanding between him and any other person or persons other than the Trustees acting solely in their capacity as such.

Certain Significant Employees. Robert A. Crain, age 40, joined the Trust in June 2017 as the Executive Vice President of Texas Pacific Water Resources LLC, the Trust’s wholly-owned subsidiary formed in June 2017 (“TPWR”), to lead the operations of TPWR. Prior to joining the Trust, Mr. Crain was Water Resources Manager with EOG Resources, Inc., where he led the development of EOG’s water resource programs across multiple divisions including in the Eagle Ford Basin and Permian Basin.

Family Relations. There are no family relationships among any of the Trustees, nominee for Trustee and executive officers of the Trust.

Business Experience.

Name of Trustee or Executive Officer	Principal Occupation or Employment During the Past Five Years
John R. Norris, III	Attorney; Norris & Weber, PLLC, Dallas, Texas.
David E. Barry	President, Sidra Real Estate, Inc., formerly known as Donerail, Inc., since 2012; President, Tarka Resources, Inc. since 2012; retired Partner, Kelley Drye & Warren LLP, New York, New York.
Tyler Glover

General Agent, Chief Executive Officer and Secretary as of November 5, 2016; Assistant General Agent of the Trust from December 1, 2014 through November 5, 2016; Field Agent for the Trust from September 2011 through December 1, 2014.

Robert J. Packer	General Agent as of November 5, 2016; Chief Financial Officer of the Trust as of December 1, 2014; Accounting Supervisor of Texas Pacific Land Trust from March 2011 through December 1, 2014.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Trustees, the Trust’s executive officers and persons who beneficially own more than 10% of the Sub-share Certificates to file reports of ownership and changes in ownership with the SEC and to furnish the Trust with copies of all such reports they file. Based on the Trust’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Trust believes that none of its Trustees, its executive officers or persons who beneficially own more than 10% of the Sub-share Certificates failed to comply with Section 16(a) reporting requirements in 2018.

Corporate Governance Guidelines

The Trust has adopted Corporate Governance Guidelines. A copy of the Corporate Governance Guidelines is available on the Trust’s corporate website at www.TPLTrust.com.

Code of Conduct and Ethics

The Trust has adopted a Code of Conduct and Ethics applicable to its Chief Executive Officer, Chief Financial Officer and certain other employees. A copy of the Code of Conduct and Ethics is available on the Trust’s corporate website at www.TPLTrust.com.

Security Ownership of Certain Beneficial Owners and Management

The Trust does not maintain any compensation plans (or individual compensation arrangements) under which equity securities of the Trust are authorized for issuance.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as to all persons known to the Trust to be the beneficial owner of more than 5% of the Trust’s voting securities (Certificates of Proprietary Interest and Sub-share Certificates) as of March 28, 2019, the record date for the Special Meeting. The Certificates of Proprietary Interest and Sub-share Certificates are freely interchangeable in the ratio of one Certificate of Proprietary Interest for 3,000 Sub-share Certificates or 3,000 Sub-share Certificates for one Certificate of Proprietary Interest, and are deemed to constitute a single class. As of March 28, 2019, the record date for the Special Meeting, 7,756,156 Sub-share Certificates were outstanding.

Name and Address	Number of Securities Beneficially Owned	Type of Securities	Percent of Class
Horizon Kinetics LLC (1) 470 Park Avenue South, 4th Floor South, New York, New York 10016	1,802,827	Sub-share certificates	23.2%

____________

(1)      The information set forth above is based on a filing on Schedule 13D/A No. 4/A made on March 18, 2019 by Horizon and its affiliates as well as subsequent filings on Form 4 made up until March 29, 2019. According to these filings, Horizon has shared voting power and shared dispositive power with respect to 1,802,827 of the Sub-share Certificates, Kinetics has sole voting power and sole dispositive power with respect to 692,047 of the Sub share Certificates, HAM has sole voting power and dispositive power with respect to 1,068,343 of the Sub-share Certificates, and Horizon Advisors has sole voting power and dispositive power with respect to 42,437 of the Sub-share Certificates. The filing indicates that Horizon is the parent company to each of Kinetics, HAM and Horizon Advisors, each of which is an investment advisor. The filing also indicates that, prior to March 15, 2019, Horizon Kinetics purchased the Sub-share Certificates for investment purposes only. The filing further indicates that, on March 15, 2019, Horizon, SoftVest, Mr. Tessler and ART-FGT entered into a Cooperation Agreement with respect to Sub-share Certificates beneficially owned by each of them to support the election of Mr. Oliver as a trustee of the Trust at the Special Meeting and coordinate their activities related thereto. The Sub-share Certificates shown to be owned by Horizon Kinetics do not include any Sub-share Certificates owned by SoftVest, Tessler or ART-FGT, none of whom own 5% of the outstanding Sub-share Certificates.

Security Ownership of Management

The following table sets forth information as to equity securities (Certificates of Proprietary Interest and Sub-share Certificates) beneficially owned directly or indirectly by all Trustees, nominees for Trustee, and executive officers of the Trust, naming them individually and as a group, as of March 28, 2019, the record date for the Special Meeting. The Certificates of Proprietary Interest and Sub-share Certificates are freely interchangeable in the ratio of one Certificate of Proprietary Interest for 3,000 Sub-share Certificates or 3,000 Sub-share Certificates for one Certificate of Proprietary Interest, and are deemed to constitute a single class. As of March 28, 2019, the record date for the Special Meeting, 7,756,156 Sub-share Certificates were outstanding.

Title and Class(1)	Name of Beneficial Owner	Amount and Nature of Ownership as of March 28, 2019	Percent of Class
Sub-share certificates	John R. Norris, III	1,000	*
Sub-share certificates	David E. Barry	300	*
Sub-share certificates	Donald G. Cook	—	—
Sub-share certificates	Tyler Glover	100	*
Sub-share certificates	Robert J. Packer	200	*
Sub-share certificates	All Trustees and Officers as a Group	1,600	*

____________

*        Indicates ownership of less than 1% of the class.

(1)      On March 28, 2019, no Trustee or executive officer was the beneficial owner, directly or indirectly, of any Certificates of Proprietary Interest.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Trust’s compensation program is designed to reward the performance of the Named Executive Officers (as defined below) in achieving the Trust’s primary goals of protecting and maintaining the assets of the Trust. The compensation program consists principally of a salary and an annual cash bonus. Base salaries provide our Named Executive Officers with a steady income stream that is not contingent on the Trust’s performance, while the addition of a cash bonus allows the Nominating and Compensation Committee flexibility to recognize and reward the Named Executive Officers’ contributions to the Trust’s performance in a given year. Salaries are reviewed annually and salary increases and the amounts of cash bonuses are determined by the Nominating and Compensation Committee based upon an evaluation of the Named Executive Officer’s performance against the goals and objectives of the Trust. Differences in salary for the Named Executive Officers may reflect the differing responsibilities of their respective positions, the differing levels of experience of the individuals and internal pay equity considerations. The Nominating and Compensation Committee does not have a specific list of factors to which it assigns various weights and against which it measures the Named Executive Officers’ performance in making its compensation decisions. The Nominating and Compensation Committee’s decisions are based on its overall assessment of the Named Executive Officers’ individual performances as well as the performance of the Trust, including its revenue, earnings per share and other performance measures, and the contribution of each of Mr. Glover and Mr. Packer thereto.

The Trust has not incorporated equity-related or other long-term compensation elements in its compensation programs. The Declaration of Trust empowers the Trustees to manage the lands with all the powers of an absolute owner. At their discretion, the Trustees may pay dividends to the certificate holders or repurchase and cancel outstanding certificates. In view of that general directive to the Trustees, the issuance of equity to executive officers has not been made a part of the Trust’s compensation program.

As part of its compensation program the Trust maintains both a qualified defined benefit pension plan and a qualified defined contribution plan which are both available to employees generally, as well as to the Named Executive Officers. These plans are designed to assist employees in planning adequately for their retirement.

The Nominating and Compensation Committee has the sole authority to determine the compensation of the General Agent, Chief Executive Officer and Secretary as well as the General Agent and Chief Financial Officer of the Trust.

During 2018, the Trust engaged Alvarez & Marsal (“A&M”) as an independent advisor to the Nominating and Compensation Committee to advice on executive compensation. A&M reports to, and works at the direction of, the Nominating and Compensation Committee. A&M provides no services to and earns no fees from the Trust outside of its engagement with the Nominating and Compensation Committee. The Committee determined that A&M is independent from management based upon the consideration of various relevant factors, including that A&M does not provide any services to the Trust except advisory services to the Nominating and Compensation Committee, and that A&M has and adheres to policies and procedures that are designed to prevent conflicts of interest. With respect to the compensation of Mr. Glover and Mr. Packer, A&M provided to the Nominating and Compensation Committee a review of the executive compensation of peer companies.

Since the Trust was not required to, and did not, hold an annual or other meeting of Holders during 2018, the Trust was not required to conduct an advisory vote of Holders to approve the compensation of its Named Executive Officers.

Summary Compensation Table

The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to, the Trust’s Chief Executive Officer and its Chief Financial Officer, who are its only executive officers (collectively, the “Named Executive Officers”):

Name and Position	Year	Salary	Bonus	Change in Actuarial Present Value of Accumulated Benefits(1)	All Other Compensation(2)(3)	Total
Tyler Glover	2018	$480,167	$1,800,000	$13,358	$18,500	$2,312,025
General Agent, Chief Executive	2017	$381,250	$300,000	$24,810	$18,000	$724,060
Officer and Secretary (as of Nov. 5, 2016)	2016	$152,889	$30,000	$9,259	$9,173	$201,321

Robert J. Packer	2018	$480,167	$1,800,000	$30,611	$18,500	$2,329,278
General Agent (as of	2017	$381,250	$300,000	$42,639	$29,000	$752,889
November 5, 2016) and Chief Financial Officer (as of Dec. 1, 2014)	2016	$165,556	$30,000	$19,563	$9,933	$225,052

____________

(1)      Represents the aggregate change in the actuarial present value of the Named Executive Officer’s accumulated benefit under all defined benefit and actuarial pension plans (including supplemental plans) from the pension plan measurement date used for financial statement reporting purposes with respect to the Trust’s audited consolidated financial statements for the prior completed fiscal year to the pension plan measurement date used for financial statement reporting purposes with respect to the Trust’s audited consolidated financial statements for the covered fiscal year.

(2)      Represents contributions by the Trust to the account of the Named Executive Officer under the Trust’s defined contribution retirement plan.

(3)      The aggregate value of the perquisites and other personal benefits, if any, received by the Named Executive Officer for all years presented have not been reflected in the table because the amount was below the SEC’s $10,000 threshold for disclosure, except for Mr. Packer, whose perquisites consisted of $11,000 in automobile allowance for 2017.

Pay Ratio Disclosure

For purposes of calculating the 2018 ratio of the median annual total compensation of all employees to the total annual compensation of the Chief Executive Officer, the Trust included base salary and annual bonus amounts in its calculation of annual total compensation. The Trust used December 31, 2018 as its measurement date. Base salary amounts were annualized for any employee who had less than a full year of service during 2018. Total compensation for Mr. Glover, the Trust’s Chief Executive Officer, was determined to be $2,312,025 and was approximately 20 times the median annual compensation of all Trust employees, excluding the Chief Executive Officer, of $113,500.  For purposes of this calculation, the Trust had 63 employees, excluding the Chief Executive Officer.

Employment Agreements

The Trust is not a party to any employment agreements with any of its Named Executive Officers. There is no compensation plan or arrangement with respect to any individual named in the Summary Compensation Table that results, or will result, from the resignation, retirement or any other termination of such individual’s employment or from a change in control of Texas Pacific or from a change in the individual’s responsibilities following a change in control of Texas Pacific.

Pension Benefits

Name	Plan Name	Number of Years Credited Service	Actuarial Present Value of Accumulated Benefit ($)	Payments during Last Fiscal Year
Tyler Glover	Restated Texas Pacific Land Trust Revised Employees’ Pension Plan	6.0	$59,830	$—
Robert J. Packer	Restated Texas Pacific Land Trust Revised Employees’ Pension Plan	6.5	$124,000	$—

The Restated Texas Pacific Land Trust Revised Employees’ Pension Plan (the “Plan”) is a noncontributory defined benefit pension plan qualified under Section 401 of the Internal Revenue Code of 1986 in which our employees, excluding the Trustees, participate. The remuneration covered by the Plan is salary. The Plan provides a normal retirement benefit beginning at age 65 equal to 1.5% of a participant’s average salary for the last five years prior to retirement for each year of credited service under the Plan. Credited service is earned from the participant’s date of membership in the Plan, which is generally not the participant’s date of hire by the Trust. For information concerning the valuation method and material assumptions used in quantifying the present value of the Named Executive Officers’ current accrued benefits, see Note 6, “Employee Benefit Plans” of the Notes to Financial Statements contained in our Annual Report on Form 10-K.

As of December 31, 2018, the annual accrued normal retirement benefits are estimated to be $16,061 and $18,208 for Mr. Glover and Mr. Packer, respectively.

The Plan provides for early retirement after 20 years of service with the Trust. Early retirement benefits are calculated in the same manner as the normal retirement benefit, but are reduced by 1/15 for each of the first five years and 1/30 for each of the next five years that benefits commence prior to normal retirement. If benefits commence more than 10 years prior to normal retirement, the early retirement benefit payable at age 55 is reduced actuarially for the period prior to age 55. Mr. Glover and Mr. Packer are not currently eligible for early retirement benefits.

Trustee Compensation Table

Name	Fees Earned or Paid in Cash ($)	Total ($)
Maurice Meyer, III(1)	$104,000	$104,000
John R. Norris, III	$104,000	$104,000
David E. Barry	$104,000	$104,000

____________

(1)      Mr. Meyer resigned as of February 25, 2019.

During 2018, the Trustees determined that an increase in the compensation paid to the Trustees would be appropriate, effective January 1, 2018. The new annual amount of compensation payable to each Trustee, including the Chairman, is $104,000, which, after adjustment for inflation, yields approximately the same value as the $2,000 amount set forth in the Declaration of Trust in 1888, when no income taxes were in effect. Trustees do not receive additional compensation for service on a committee or for attendance at meetings.

Nominating, Compensation and Governance Committee Interlocks and Insider Participation

Each of the trustees is a member of the Nominating and Compensation Committee of the Trustees. None of the Trustees are, or have been in the past, an officer or employee of the Trust. None of the trustees had any relationship requiring disclosure by the Trust pursuant to Item 404 of Regulation S-K. There are no interlocking relationships requiring disclosure by the Trust pursuant to Item 407(e)(4)(iii) of Regulation S-K.

Nominating, Compensation and Governance Committee Report

The Nominating and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement and, based on such review and discussion, recommended that it be included in this report.

John R. Norris, III

David E. Barry

Report of the audit committeE

The Audit Committee oversees the Trust’s financial reporting process on behalf of the Trustees. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Form 10-K, including a discussion of the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the independent registered public accounting firm, Lane Gorman Trubitt, LLC (“Lane Gorman Trubitt”), which is responsible for expressing an opinion on the conformity of those audited financial statements with the standards of the Public Company Accounting Oversight Board, the matters required to be discussed by Statements on Auditing Standards (SAS 61), as may be modified or supplemented, and their judgments as to the acceptability of the Trust’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board.

In addition, the Audit Committee has discussed with Lane Gorman Trubitt its independence from management and the Trust, including receiving the written disclosures and letter from Lane Gorman Trubitt as required by the Independence Standards Trustees Standard No. 1, as may be modified or supplemented, and has considered the compatibility of any non-audit services with the auditors’ independence.

The Audit Committee discussed with Lane Gorman Trubitt the overall scope and plans for its audit. The Audit Committee meets with Lane Gorman Trubitt, with and without management present, to discuss the results of its examinations and the overall quality of the Trust’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Trustees, and the Trustees approved, that the audited financial statements be included in the Form 10-K for the year ended December 31, 2018 for filing with the SEC.

John R. Norris, III

David E. Barry

Independent Auditor

All professional services rendered by Lane Gorman Trubitt during 2018 and 2017 were furnished at customary rates. A summary of the fees that Lane Gorman Trubitt billed the Trust for services provided in 2018 and 2017 is set forth below:

Audit Fees. Lane Gorman Trubitt billed the Trust approximately $174,250 in 2018 and $112,600 in 2017 in connection with its audits of the consolidated financial statements and internal controls over financial reporting of the Trust in 2018 and 2017.

Audit-Related Fees. Lane Gorman Trubitt did not bill the Trust any amount for audit-related services in either 2018 or 2017 not included in “Audit Fees” above.

Tax Fees. Lane Gorman Trubitt did not bill the Trust for any tax fees in 2018 or 2017.

All Other Fees. Lane Gorman Trubitt did not bill the Trust for any other fees in either 2018 or 2017.

The Audit Committee has established a policy requiring approval by it of all fees for audit and non-audit services to be provided by the Trust’s independent registered public accountants, prior to commencement of such services. Consideration and approval of fees generally occurs at the Audit Committee’s regularly scheduled meetings or, to the extent that such fees may relate to other matters to be considered at special meetings, at those special meetings.

None of the fees described above under the captions “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were approved by the Audit Committee pursuant to the “de minimis” exception set forth in Rule 2-01(c)(7)(i)(C) under SEC Regulation S-X.

A representative of Lane Gorman Trubitt, independent auditor for the Trust for fiscal 2018 and the current fiscal year, will not be present at the Special Meeting, and therefore will not have an opportunity to make a statement, and will not be available to respond to appropriate questions.

OTHER MATTERS

Participants in the Trust’s Solicitation

Under applicable regulations of the SEC, each of the Trustees, nominees for Trustee, and certain executive officers and other employees of the Trust are “participants” in this proxy solicitation by virtue of their position as trustees and trustee nominees of the Trust or because they may be soliciting proxies on our behalf. For information about the persons who are deemed to be “participants” in this solicitation, please see “Proposal 1 — Election of Trustee” on page 12 of this Proxy Statement, “Security Ownership of Certain Beneficial Owners and Management” on page 21 of this Proxy Statement and Appendix A to this Proxy Statement. Other than the persons described in this Proxy Statement, no general class of employee of the Trust will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Proxy Solicitation Costs

Because our Sub-share Certificates are widely held, it would be impractical for our Holders to meet physically in sufficient numbers to hold a meeting. Accordingly, the Trust is soliciting proxies from our Holders.

U.S. federal securities laws require us to send you this Proxy Statement and any amendments or supplements thereto, and to specify the information required to be contained in it. The Trust will bear the expenses of calling and holding the Special Meeting and the solicitation of proxies therefor. These expenses will include, among other things, the costs of preparing, assembling, printing and mailing the proxy materials to shareholders of record and beneficial owners, and reimbursement paid to brokerage firms, banks and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining beneficial owners’ voting instructions. Proxies may be solicited through the mail, in person, by telephone, facsimile or via email.

As a result of the proxy solicitation by SoftVest, we may incur additional costs in connection with our solicitation of proxies. We have retained MacKenzie to solicit proxies in connection with the Special Meeting. Under our agreement with MacKenzie, MacKenzie will receive up to $275,000 plus reimbursement for expenses. MacKenzie expects that approximately 25 of its employees will assist in the solicitation. MacKenzie will solicit proxies in person, by mail, telephone, facsimile or email. The Trust’s aggregate expenses, including those of MacKenzie, related to this solicitation and in excess of expenses normally spent for a special meeting in which there is not a proxy contest and salaries and wages of regular employees and officers, are currently estimated to be approximately $1,000,000, of which approximately $250,000 has been incurred as of the date of this Proxy Statement. The Trust also agreed to indemnify MacKenzie against certain liabilities relating to, or arising out of, its retention.

Certain Relationships and Related Transactions

There are no significant reportable transactions or currently proposed transactions between Texas Pacific and any Trustee or executive officer of Texas Pacific or any 5% security holder of Texas Pacific or any member of the immediate family of any of the foregoing persons. Transactions with Trustees, executive officers or 5% or greater stockholders, or immediate family members of the foregoing, which might require disclosure, would be subject to review, approval or ratification by the Nominating and Compensation Committee. The current members of the Nominating and Compensation Committee are Messrs. Norris and Barry. The Nominating and Compensation Charter empowers the Nominating and Compensation Committee to review any transactions, including loans, which may confer any benefit upon any Trustee, executive officer or affiliated entity to confirm compliance with the Trust’s Code of Conduct and Ethics and applicable law. The Nominating and Compensation Committee has not adopted specific standards for evaluating such transactions beyond that mentioned above, because it is the sense of the Trustees that the activities and procedures of the Nominating and Compensation Committee should remain flexible so that it may appropriately respond to changing circumstances.

Other Matters Presented at the Special Meeting

The Trustees do not intend to bring before the Special Meeting any matter other than the election of a successor Trustee, and they have no present knowledge that any other matters will or may be brought before the Special Meeting by others. However, if any other matters properly come before the Special Meeting, the Trustees and the persons named in the attached proxy intend that such persons shall vote the proxy in accordance with their judgment upon such matters.

Householding of Proxy Materials

Under SEC rules, companies and intermediaries (such as brokers) may satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This practice, known as “householding,” is intended to improve the convenience of shareholders and to reduce the Trust’s printing and postage costs.

A number of brokers with accountholders who are shareholders of the Trust will be householding the Trust’s proxy materials and, accordingly, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Shareholders who participate in householding will continue to receive separate proxy cards. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or call the Trust at (214) 969-5530 or write the Trust at Texas Pacific Land Trust, Investor Relations, 1700 Pacific Avenue, Suite 2770, Dallas, TX 75201.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their brokers.

The Trust will provide without charge on the written request of any person solicited hereby a copy of the Trust’s Annual Report on Form 10-K for the year ended December 31, 2018, current Nominating and Compensation Committee Charter, current Audit Committee Charter and current Code of Conduct and Ethics. Written requests should be mailed to Texas Pacific Land Trust, Investor Relations, 1700 Pacific Avenue, Suite 2770, Dallas, TX 75201.

Form 10-K and Other Filings

Upon written request and at no charge, the Trust will provide a copy of any of our filings with the SEC, including our Annual Report on Form 10-K for our most recent fiscal year. We may impose a reasonable fee for expenses associated with providing copies of separate exhibits to a filing when such exhibits are requested. These documents are also available on the SEC Filings page of our website at www.TPLTrust.com and the website of the SEC at www.sec.gov.

Forward-Looking Statements

This Proxy Statement may contain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Proxy Statement, other than statements of historical fact, are “forward-looking statements” for purposes of these provisions, including statements regarding Texas Pacific’s future operations and prospects, the markets for real estate in the areas in which Texas Pacific owns real estate, applicable zoning regulations, the markets for oil and gas, production limits on prorated oil and gas wells authorized by the Railroad Commission of Texas, expected competition, management’s intent, beliefs or current expectations with respect to Texas Pacific’s future financial performance and other matters. Texas Pacific cautions readers that various factors could cause its actual financial and operational results to differ materially from those indicated by forward-looking statements made from time-to-time in news releases, reports and other written communications, as well as oral statements made from time to time by representatives of Texas Pacific. The following factors, as well as any other cautionary language included in this Proxy Statement, provide examples of risks, uncertainties and events beyond our control that may cause Texas Pacific’s actual results to differ materially from the expectations Texas Pacific describes in such forward-looking statements: global economic conditions; market prices of oil and gas; the demand for water services by operators in the Permian Basin; the impact of government regulation; the impact of competition; the continued service of key management personnel; and other risks and uncertainties disclosed in Texas Pacific’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

Dated: April 8, 2019

By order of the Trustees,
TYLER GLOVER Secretary

APPENDIX A: ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, the Trustees, the Trustees’ nominee and certain officers of the Trust are “participants” with respect to the Trust’s solicitation of proxies in connection with the Special Meeting. The following sets forth certain information about such persons (the “Participants”).

Trustees and Nominees

For information on the names, ages and principal occupations of the trustees and trustee nominees of the Trust who are Participants, please see “Proposal 1 — Election of Trustee” on page 12 of this Proxy Statement. Other than as set forth in this Proxy Statement, no principal occupation of any of the Participants has been at any corporation or organization that is a parent, subsidiary or other affiliate of the Trust. Other than as set forth in this Proxy Statement, the business address for the Trustees is c/o Texas Pacific Land Trust, 1700 Pacific Ave., Ste. 2770 Dallas, TX 75201. The business address for General Cook is c/o Texas Pacific Land Trust, 1700 Pacific Ave., Ste. 2770 Dallas, TX 75201. General Cook entered into an Indemnification Agreement, pursuant to which the Trust agreed, among other things, to pay the costs of soliciting proxies and to defend, indemnify and hold him harmless from and against any and all losses or claims that may be incurred by him in the event he becomes a party to litigation based on his nomination as a candidate for election as a Trustee and the solicitation of proxies in support of his election. The Trust may decide to compensate General Cook for his time and effort in connection with the proxy solicitation. If elected, General Cook will be entitled to such compensation from the Trust as is consistent with the Trust’s then-established practices for services of Trustees.

Officers and Employees

The officers and employees of the Trust who are Participants are Tyler Glover and Robert J. Packer. For information on the principal occupations of the Participants, other than Messrs. Norris, Barry and General Cook, please see “Executive Officers” on page 19 of this Proxy Statement. The business address for the Trust’s officers and employees is c/o Texas Pacific Land Trust, 1700 Pacific Ave., Ste. 2770 Dallas, TX 75201.

Information Regarding Ownership of the Trust’s Securities by Participants

For the number of the Trust’s securities beneficially owned by trustees and Named Executive Officers as of March 28, 2019, the record date for the Special Meeting, please see “Security Ownership of Certain Beneficial Owners and Management” on page 21 of this Proxy Statement. To the Trust’s knowledge, each Participant has sole voting and investment power with respect to the securities they hold, other than property rights of spouses. To the best of the Trust’s knowledge, none of the participants in the Trust’s solicitation of proxies has any “associates” (as defined in Rule 14a-1 under the Exchange Act) who beneficially own any of the Trust’s securities. To the best of the Trust’s knowledge, none of the participants in the Trust’s solicitation of proxies beneficially owns, directly or indirectly, any securities of any parent or subsidiary of the Trust.

Information Regarding Transactions in the Trust’s Securities by Participants

No Participant has sold any of the Trust’s securities within the past two years. The following table sets forth information regarding purchases of the Trust’s securities by each Participant within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Sub-share Certificates of Common Stock Purchased
David E. Barry	12/26/2018	100
David E. Barry	10/11/2018	100
Tyler Glover	12/4/2018	100
Robert J. Packer	12/4/2018	100

Other Proceedings

There are no material proceedings to which the Participants or any of their associates are a party or have a material interest adverse to the Trust. Other than as set forth in this Proxy Statement, none of the Trust or any of the other participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, no Participant or associate of any Participant (1) beneficially owns, directly or indirectly, or owns of record but not beneficially, any Sub-share Certificates or other securities of the Trust; (2) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting other than an interest, if any, as a shareholder of the Trust, or, with respect to a Trustee nominee, as a nominee for Trustee; or (3) has purchased or sold any securities of the Trust within the past two years. In addition, neither the Trust nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Trust’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in this Proxy Statement and based on the information provided by each Participant, none of the Trust, the Participants or any associates of the Participants have or will have (1) any arrangements or understandings with any person with respect to any future employment by the Trust or any of its affiliates or with respect to any future transactions to which the Trust or any of its affiliates will or may be a party or (2) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Trust’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Trust or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

FORM OF BLUE PROXY CARD

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.
Internet and telephone voting is available through 11:59 p.m. Central Time on May 21, 2019.

VOTE BY INTERNET **www.fcrvote.com/TPL**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Central Time on May 21, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

OR

VOTE BY TELEPHONE **1-866-249-5130**

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Central Time on May 21, 2019. Have your proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: First Coast Results, Inc. PO Box 3672, Ponte Vedra Beach, FL 32004-9911

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

CONTROL NUMBER

If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

TEXAS PACIFIC LAND TRUST

BLUE PROXY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. On proposals for which you do not specify a choice, this proxy will be voted in accordance with the recommendation of the Trustees; therefore if no direction is made, this proxy will be voted FOR the Trust's trustee nominee in Proposal 1.

1. Election of Trustee
   Election of Nominee General Donald G. Cook

❑ FOR ❑ AGAINST ❑ ABSTAIN

Signature

Signature (if jointly held)

Title

Date

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT.
PLEASE VOTE BY INTERNET OR TELEPHONE TO REGISTER YOUR VOTE PROMPTLY.
INSTRUCTIONS ON REVERSE SIDE.

YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED NO LATER THAN 11:59 P.M. CENTRAL TIME, MAY 21, 2019, TO BE INCLUDED IN THE VOTING RESULTS.
IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

If submitting a proxy by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing.

TEXAS PACIFIC LAND TRUST

Proxy for Special Meeting of Holders of Sub-share Certificates of Proprietary Interest on May 22, 2019
Solicited on Behalf of the Trustees

BLUE PROXY

This Proxy is solicited on behalf of the Trustees of Texas Pacific Land Trust

The undersigned hereby appoints John R. Norris III and David E. Barry, and each of them, as proxies and attorneys-in-fact, with full power to act without the other and with full power of substitution and revocation, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all Sub-share Certificates of Texas Pacific Land Trust (the “Trust”) which the undersigned is entitled to vote at the Special Meeting of Holders of Sub-share Certificates of Proprietary Interest to be held on May 22, 2019 or any adjournment or postponement thereof (the “Special Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. On proposals for which you do not specify a choice, this proxy will be voted in accordance with the recommendation of the Trustees; therefore if no direction is made, this proxy will be voted FOR the Trust’s trustee nominee in Proposal 1.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting and the Proxy Statement of the Trust. By executing this Proxy, the undersigned hereby revokes all prior proxies that the undersigned has given with respect to the Special Meeting.

YOUR VOTE IS VERY IMPORTANT - PLEASE VOTE TODAY

CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.